UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 15, 2007 (Date of earliest event reported)
American CareSource Holdings, Inc. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	001-33094 (Commission File Number)	20-0428568 (IRS Employer Identification Number)

5429 Lyndon B. Johnson Freeway, Suite 700, Dallas (Address of principal executive offices)		75240 (Zip Code)
972-308-6830 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 15, 2007, American CareSource Holdings, Inc. issued a press release announcing its results for the quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed".

            99.1       Press Release of American CareSource Holdings, Inc. dated May 15, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2007	AMERICAN CARESOURCE HOLDINGS, INC. By: /s/ David S. Boone David S. Boone COO/CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of American CareSource Holdings, Inc. dated May 15, 2007